Summary Prospectus	May 16, 2011

MIDAS PERPETUAL PORTFOLIO
Ticker: MPERX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s prospectus and other information about the Fund (including the Fund’s statement of additional information) online at www.midasfunds.com/Midas-Funds-Prospectus.html.  You can also get this information at no cost by calling 1-800-400-MIDAS (6432) or by sending an email request to info@midasfunds.com, or from your financial intermediary.  The Fund’s prospectus and statement of additional information, both dated April 29, 2011, as each may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

The Fund seeks to preserve and increase the purchasing power value of its shares over the long term.

FEES AND EXPENSES OF THE FUND

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	NONE
Maximum Deferred Sales Charge (Load)	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	NONE
Redemption Fee on shares redeemed within 30 days of purchase	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	1.76%
Acquired Fund Fees and Expenses	0.09%
Total Annual Fund Operating Expenses1	2.60%
Fee Waiver2	0.50%
Total Annual Fund Operating Expenses After Fee Waiver	2.10%
1
The total annual Fund operating expenses listed above do not correlate to the ratio of expenses to average net assets listed in the “Financial Highlights” on page 25 of the prospectus, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.

2
The investment manager has contractually agreed with the Fund to waive its management fee for the period from January 1, 2011 to April 29, 2012. The fee waiver agreement may only be amended or terminated with the approval of the Fund’s Board of Directors. The investment manager may continue such waiver after April 29, 2012 but is not contractually obligated to do so.

EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  This example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses were those in the table.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$213	$761	$1,336	$2,897

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 4% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies of the Fund
In pursuit of its investment objective, the Fund normally seeks to invest a fixed target percentage of its total assets in each of the following investment categories (fixed target percentage in parentheses):  gold (20%); silver (5%); Swiss franc assets (10%); hard asset securities (15%); large capitalization growth stocks (15%); and dollar assets (35%).  Gold and silver investments include bullion, bullion type coins, and exchange traded grantor trusts that invest therein (“ETFs”).  From time to time, mining company shares may be used to achieve target allocations in gold and silver if deemed attractive for tax planning or other purposes.  Swiss franc assets include Swiss franc denominated deposits and bonds of the federal government of Switzerland of any maturity.  Hard asset securities (e.g., common and preferred stocks, bonds, convertible securities, etc.) include those of U.S. and foreign companies dealing primarily in real estate (such as timberland, ranching and farm land, raw land, and land with improvements and structures) and natural resources (such as oil, gas, coal, precious and non-precious metals, and minerals).  Large capitalization growth stocks normally include U.S. and foreign companies with market capitalizations over $50 billion which the investment manager believes will experience growth in revenues, earnings, or other similar measures and may include options, warrants, and similar derivatives on such stocks.  Dollar assets include U.S. Treasury bills, notes and bonds, obligations of U.S. government agencies, instrumentalities and sponsored enterprises, and U.S. dollar denominated cash, money market funds, money market instruments, bank deposits, high grade, short term corporate bonds and banker’s acceptances, and similar investments.  The average length to maturity of the Fund’s dollar assets will normally not exceed fifteen years and corporate bonds will normally have a rating of “A” or higher by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”), and a remaining time to maturity of twenty four months or less.  The Fund may trade securities actively in pursuit of its investment objective.  The Fund also may lend its portfolio securities to brokers, dealers, and other financial institutions.

Principal Risks of Investing in the Fund
An investment in the Fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program.

Market. The market risks associated with investing in the Fund are those related to fluctuations in the value of the investments in the Fund’s portfolio.  A risk of investing in stocks or gold or silver is that their value will go up and down reflecting market movements and you could lose money.  Certain unanticipated events, such as natural disasters, terrorism, war, and other geopolitical events, can have a dramatic adverse effect on the investments held by the Fund.

Foreign Investment.  Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers.  Foreign companies are not generally subject to the same accounting, auditing, and financial standards and requirements as those applicable to U.S. companies.  There may be less publicly available information about a foreign company than a U.S. company.  Investments in foreign securities could expose the Fund to the direct or indirect consequences of political, social, or economic changes in the countries that issue the securities or in which the issuers are located.  With respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability, or diplomatic developments that could affect assets of the Fund held in those foreign countries.  If the value of any foreign currency in which the Fund’s investments are denominated declines relative to the U.S. dollar, the value of the Fund’s investments is expected to decline proportionately.   In addition, a portfolio that includes foreign securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of foreign securities.

Pricing.  If market conditions make it difficult to value some investments, the Fund may value these investments using more subjective methods, such as fair value pricing.  In such cases, the value determined for an investment could be different than the value realized upon such investment's sale.  As a result, you could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares.

Non-Diversification.  The Fund is non-diversified, which means that it is not limited by the Investment Company Act of 1940, as amended (the “1940 Act”), in the proportion of its assets that may be invested in the obligations of a single issuer.  As a result, the Fund may hold a smaller number of issuers than if it were diversified.  Investing in a non-diversified fund could involve more risk than investing in a fund that holds a broader range of securities because changes in the financial condition of a single issuer could cause greater fluctuation in the fund’s total returns.

Concentration.  The Fund is subject to industry concentration risk due to its investments in gold and silver, which is the risk that the Fund’s performance can be significantly affected by the developments in the precious metals and natural resources industries.

Investments in Gold and Silver.  Investment in gold and silver are considered speculative.  The Fund’s investments can be significantly affected by developments in the precious metals industries and are linked to the prices of gold and silver.  These prices can be influenced by a variety of global economic, financial, and political factors and may fluctuate substantially over short periods of time and be more volatile than other types of investments.  Economic, political, or other conditions affecting one or more of the major sources of gold and silver could have a substantial effect on supply and demand in countries throughout the world.  Additionally, the majority of such producers are domiciled in a limited number of countries.  Moreover, under the federal tax law, the Fund may not earn more than 10% of its annual gross income from gains resulting from selling gold and silver.  Accordingly, the Fund may be required to hold gold and silver or to sell them at a loss, or to sell securities at a gain, when for investment reasons it would not otherwise do so.

Investment Companies and ETFs.  Subject to the limitations set forth in the 1940 Act, or as otherwise permitted by the Securities and Exchange Commission, the Fund may acquire shares in other investment companies and in ETFs.  The ETFs in which the Fund may invest will generally have investment exposure to gold and silver which may subject them to greater volatility than investments in traditional securities.  The market value of the shares of other investment companies and ETFs may differ from their net asset value.  As an investor in investment companies and ETFs, the Fund would bear its ratable share of that entity’s expenses, including its investment management and administration fees, while continuing to pay its own investment management and administration fees and other expenses.  As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies and ETFs.

Natural Resource Companies.  Natural resource companies can be significantly affected by the supply of and demand for the indicated commodities and related services, exploration and production spending, government regulation, world events, and economic conditions.  The operations and financial performance of natural resources companies may be directly affected by the prices of the indicated commodities, especially those natural resources companies for whom the commodities they own are significant assets.  The stock prices of natural resources companies may experience greater price volatility than other types of common stocks.

Depletion and Exploration Risk.  To maintain or increase their revenue level, natural resource companies or their customers need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long term contracts to acquire reserves. The financial performance of natural resources companies may be adversely affected if they, or the companies to whom they provide products or services, are unable to cost-effectively acquire additional products or reserves sufficient to replace the natural decline.

Gold and Silver Mining Company Risk. The profitability of companies involved in gold and silver mining and related activities is significantly affected by changes in the market price of gold and silver.  Gold and silver mining companies also face risks related to their operations that may affect overall profitability. These risks include the uncertainty and cost of mineral exploration and acquisitions and the uncertainties and unexpected problems and delays in developing mines. In addition, the business of gold and silver mining is subject to numerous risks that could adversely impact such companies. These risks include environmental hazards, industrial accidents, underground fires, labor disputes, unexpected geological formations, availability of appropriately skilled persons, unanticipated ground and water conditions, fall of ground accidents, legal and regulatory restrictions and seismic activity.

Security Selection.  The securities in the Fund's portfolio may decline in value.  The investment manager could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

Securities Lending.  Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the Fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

In-Kind Redemptions.  The Fund may require redeeming shareholders to accept readily tradable gold, silver, or other precious metals bullion, coins, ETF shares or other Fund holdings in complete or partial payment of redemptions.

Fixed Income Securities.  The Fund may invest in fixed income securities that are affected by changes in interest rates.  When interest rates rise, the prices of fixed income securities typically fall in proportion to their maturities.  Fixed income securities are also subject to credit risk, i.e., the risk that an issuer of securities will be unable to pay principal and interest when due or that the value of the security will suffer because investors believe the issuer is less able to pay.  Many fixed income securities, especially those issued at high interest rates, provide that the issuer may repay them early.  If issuers exercise this right, holders of these types of callable securities may not benefit fully from the increase in value that other fixed income securities experience when rates decline.

Swiss Franc Assets.  The Swiss franc is subject to the risk that inflation will decrease in the United States or rise in Switzerland.  Swiss government bonds are subject to some risk of default.

Real Estate Investment Trusts and Other Real Estate Companies. Real estate investment trusts (“REITs”) and other real estate company securities are subject to, among other risks: declines in property values; defaults by mortgagors or other borrowers and tenants; increases in property taxes and other operating expenses; overbuilding; fluctuations in rental income; changes in interest rates; lack of availability of mortgage funds or financing; extended vacancies of properties; changes in tax and regulatory requirements; losses due to environmental liabilities; or casualty or condemnation losses. REITs also are dependent upon management skills and are subject to heavy cash flow dependency, self-liquidation and the possibility of failing to qualify for tax-free “pass-through” of income under the federal tax law.

Active Trading.  The Fund may trade securities actively.  This strategy could increase transaction costs, reduce performance, and result in increased taxable distributions, which could lower a Fund’s after tax performance.

Past Performance
The following bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year.  The following table compares the Fund’s average annual returns for the 1, 5, and 10 year periods with appropriate broad based securities market indices.  The Lipper Mixed-Asset Target Allocation Conservative Funds Index (“LMTACFI”) is an equally weighted average of the managed mixed-asset target allocation conservative funds tracked by Lipper which reflects certain of the market sectors in which the Fund may invest.  Past performance (before and after taxes) is not predictive of future performance.

Prior to December 29, 2008, the Fund (formerly known as Midas Dollar Reserves, Inc.) operated as a money market fund and invested exclusively in securities issued by the U.S. Government, its agencies and instrumentalities.  On December 29, 2008, the Fund changed its name from Midas Dollar Reserves, Inc. to Midas Perpetual Portfolio, Inc. and began operating as a fluctuating net asset value fund with the investment objective, strategies, and risks above.

MIDAS PERPETUAL PORTFOLIO – Year-by-year total return as of 12/31 each year (%)

Best Quarter: 7/1/09 - 9/30/09 7.69%
Worst Quarter: 4/1/10 - 6/30/10 (0.86)%

Average annual total return for the periods ended December 31, 2010

	1 Year	5 Years	10 Years
Return Before Taxes	13.04%	7.67%	4.37%
Return After Taxes on Distributions	13.04%	6.87%	3.75%
Return After Taxes on Distributions and Sale of Fund Shares	8.48%	6.12%	3.39%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	12.78%	0.15%	(0.49)%
LMTACFI (reflects no deduction for fees, expenses, or taxes)	9.65%	3.92%	3.85%

The Fund’s returns shown above include the effect of reinvesting dividends and capital gain distributions.  After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  A higher after tax return can occur when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.  Because actual after tax returns depend on a shareholder’s tax situation, returns may vary from those shown.  After tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

MANAGEMENT

Investment Manager
Midas Management Corporation

Portfolio Manager
The portfolio has been managed by the Investment Policy Committee (“IPC”) of the investment manager since December 29, 2008.  The members of the IPC are:  Thomas B. Winmill, President and Director; Bassett S. Winmill, Chief Investment Strategist; John F. Ramírez, Chief Compliance Officer, Vice President, and Secretary; and Heidi Keating, Vice President.

PURCHASE AND SALE OF FUND SHARES

Minimum Investments
Account Type	Initial	Subsequent	IRAs and HSAs	Initial	Subsequent
Regular	$1,000	$100	Traditional, Roth IRA, HSA	$1,000	$100
UGMA/UTMA	$1,000	$100	Spousal, Rollover IRA	$1,000	$100
Education Savings Account	$1,000	$100	SEP, SAR-SEP, SIMPLE IRA	$1,000	$100
Automatic Investment Program	$100	$100	Health Savings Account	$1,000	$100

Midas Automatic Investment Program.  With the Midas Automatic Investment Program, you can establish a convenient and affordable long term investment program through one or more of the plans described below.  Minimum investments above are waived for each plan since they are designed to facilitate an automatic monthly investment of $100 or more into your Fund account(s).

Redemptions
Generally, you may redeem shares of the Fund by any of the methods explained below on each day the New York Stock Exchange (“NYSE”) is open for trading (“Business Day”).

By Mail.  Write to Midas Funds, P.O. Box 6110, Indianapolis, IN 46206-6110.
By Telephone or Internet.  To expedite the redemption of Fund shares call 1-800-400-MIDAS (6432) between 8 a.m. and 6 p.m. ET on Business Days.  For automated 24 hour service, call toll-free 1-800-400-MIDAS (6432) or visit www.midasfunds.com.
For Electronic Funds Transfer (EFT).  You may redeem as little as $250 worth of shares by requesting EFT service.  EFT proceeds are ordinarily available in your bank account within two Business Days.
For Federal Funds Wire.  If you are redeeming $1,000 or more worth of shares, you may request that the proceeds be wired to your authorized bank.  A $10 fee per wire transfer applies.

TAX INFORMATION

The Fund’s distributions are taxable and will generally be taxed as ordinary income or long term capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor may pay the intermediary for services related to the sale of Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your broker-dealer or visit your financial intermediary’s website for more information.